  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 19, 2020
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, $0.01 Par Value	SMED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is a an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Item 9.01    Financial Statement and Exhibits.

        SIGNATURES

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, the Company announced Adrian W. Burke, the former Senior Vice President of Operations, is no longer with Sharps Compliance Corp. (the "Company", "Sharps" or "we".)

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the annual meeting of the stockholders of the Company, held on November 19, 2020, the matters voted upon at the Company’s Annual Meeting, and the results of the voting including broker non-votes as to such matters, were as stated below.
Proposal 1. The following nominees for directors were elected to serve one-year terms expiring at the 2021 annual meeting of stockholders:

Nominee	For	Against	Abstentions	Withheld
Sharon R. Gabrielson	10,034,174	—	—	103,022
Jack A. Holmes	10,106,324	—	—	30,872
Parris H. Holmes	8,140,443	—	—	1,996,753
David P. Tusa	10,090,610	—	—	46,586
Susan N. Vogt	10,102,689	—	—	34,507

Broker Non-Votes: 4,618,031
Proposal 2. The Non-Binding Advisory Vote on on executive compensation:

For	Against	Abstain
9,985,707	135,577	15,912

Broker Non-Votes: 4,618,031

Proposal 3. The ratification of the selection by the Audit Committee of the Company's Board of Directors of BDO USA, LLP as the Company's independent registered public accounting firm for the current fiscal year:

For	Against	Abstain
14,716,534	9,883	28,810

Broker Non-Votes: None

Item 9.01.    Financial Statements and Exhibits.
        None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2020                     SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer